EXHIBIT 99.4
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                               ANNUAL HOLDERS' TAX STATEMENT
                              First National Bank of Commerce
                                  New Orleans, Louisiana

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                             First NBC Credit Card Master Trust
                                       Series 1997-1
                                  1997 ANNUAL TAX STATEMENT
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A  Information regarding Payments in respect of the Class A Certificates
      a.1 Total Payment for the year ended 12/31/97                                5,674,400.00
      a.2 Total Payment per $1,000 of Original Certificate Amount                     21.866667
      b.1 Amount of Payment in respect of Class A Monthly Interest                 5,674,400.00
      b.2 Amount of Payment in respect of Class A Monthly Interest
          per $1,000 of Original Certificate Amount                                   21.866667
      c.1 Amount of Payment in respect of Class A Overdue Monthly Interest                 -
      c.2 Amount of Payment in respect of Class A Overdue Monthly Interest
          per $1,000 of Original Certificate Amount                                        -
      d.1 Amount of Payment in respect of Class A Additional Interest                      -
      d.2 Amount of Payment in respect of Class A Additional Interest
          per $1,000 of Original Certificate Amount                                        -
      e.1 Amount of Payment in respect of Class A Principal                                -
      e.2 Amount of Payment in respect of Class A Principal per $1,000
          of Original Certificate Amount                                                   -

B  Information regarding Payments in respect of the Class B Certificates
      a.1 Total Payment for the year ended 12/31/97                                  474,133.33
      a.2 Total Payment per $1,000 of Original Certificate Amount                     22.577778
      b.1 Amount of Payment in respect of Class B Monthly Interest                   474,133.33
      b.2 Amount of Payment in respect of Class B Monthly Interest
          per $1,000 of Original Certificate Amount                                   22.577778
      c.1 Amount of Payment in respect of Class B Overdue Monthly Interest                  -
      c.2 Amount of Payment in respect of Class B Overdue Monthly Interest
          per $1,000 of Original Certificate Amount                                         -
      d.1 Amount of Payment in respect of Class B Additional Interest                       -
      d.2 Amount of Payment in respect of Class B Additional Interest
          per $1,000 of Original Certificate Amount                                         -
      e.1 Amount of Payment in respect of Class B Principal                                 -
      e.2 Amount of Payment in respect of Class B Principal per $1,000
          of Original Certificate Amount                                                    -

C  Information regarding Payments in respect of the Collateral Interest
      a.1 Total Payment for the year ended 12/31/97                                  439,882.08
      a.2 Total Payment per $1,000 of Original Certificate Amount                     22.558055
      b.1 Amount of Payment in respect of Collateral Interest Monthly Interest       439,882.08
      b.2 Amount of Payment in respect of Collateral Monthly Interest
          per $1,000 of Original Certificate Amount                                   22.558055
      c.1 Amount of Payment in respect of Collateral Interest Overdue
          Monthly Interest                                                                  -
      c.2 Amount of Payment in respect of Collateral Interest Overdue
          Monthly Interest per $1,000 of Original Certificate Amount                        -
      d.1 Amount of Payment in respect of Collateral Interest Additional
          Interest                                                                          -
      d.2 Amount of Payment in respect of Collateral Interest Additional
          Interest per $1,000 of Original Certificate Amount                                -
      e.1 Amount of Payment in respect of Collateral Interest Principal                     -
      e.2 Amount of Payment in respect of Collateral Interest Principal
          per $1,000 of Original Certificate Amount                                         -


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                                                FIRST NATIONAL BANK OF
                                                   COMMERCE, Servicer


                                                By /s/Anne M. Lacourrege
                                                   ----------------------
                                                Name: Anne M. Lacourrege
                                                Title: Servicing Officer